EXHIBIT 10.1
                              TERM PROMISSORY NOTE
                                (FLOATING RATE)
                                (THIS "NOTE")

THIS IS A RENEWAL, EXTENSION, MODIFICATION
OR DEFERRAL OF NOTE
0040272021-009001

NAME(S) AND ADDRESS(ES) OF BORROWER(S)
LIFECELL CORPORATION
3606 RESEARCH FOREST DRIVE
THE WOODLANDS, TX 77381-

U.S.$ 250,000.00                               (THE "DATE")    October 8, 1996

ACCOUNT NUMBER/NOTE NUMBER 004-0272021-009001       TRANSACTION CODE   8

   TELLER    ECH                           OFFICER   913225

     FOR VALUE RECEIVED, the "Borrower," (jointly and severally if more than one), promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") on or before December 8, 1996, ("STATED MATURITY DATE") at its office at 712 MAIN, HOUSTON, TEXAS 77252-2558 or at such other location as Bank may designate, in immediately available funds,

***TWO HUNDRED FIFTY THOUSAND AND NO/100***

UNITED STATES DOLLARS (U.S. $250,000.00) or so much thereof as may be advanced. Borrower will also pay interest on the unpaid principal balance outstanding from time to time at a rate per annum equal to the lesser of (i) the sum of the Prime Rate (as hereinafter defined) from time to time in effect plus

***ZERO AND 025/1000***

percent (.025%), (the "STATED RATE") or (ii) the maximum nonusurious rate of interest from time to time permitted by applicable law, (the "HIGHEST LAWFUL RATE"). If the Stated Rate at any time exceeds the Highest Lawful Rate, the actual rate of interest to accrue on the unpaid principal amount of this Note will be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of this Note below the Highest Lawful Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

     "PRIME RATE" means the rate determined from time to time by Bank as its prime rate. The Prime Rate will change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

     If Texas law determines the Highest Lawful Rate, Bank has elected the "Indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute.

                                PAYMENT SCHEDULE

This Note shall be due and payable as follows (check applicable boxes):

[X] (SINGLE PAYMENT) All ACCRUED AND UNPAID INTEREST and PRINCIPAL is finally due and payable on the Stated Maturity Date.

[_]  ACCRUED AND UNPAID INTEREST is due

     [_] monthly, beginning on ______________ and continuing on the __day of each month thereafter.

     [_] quarterly, beginning on ______________ and continuing on the __day of each third month thereafter.

     [_] semiannually,beginning on ______________ and continuing on the __day of each sixth month thereafter.

     [_] annually, beginning on ______________ and continuing on the __day of each calendar year thereafter.

[_]  PRINCIPAL PAYMENTS in the amount of $______________each are due

     [_] monthly, beginning on ______________ and continuing on the __day of each month thereafter.

     [_] quarterly, beginning on ______________ and continuing on the __day of each third month thereafter.

     [_] semiannually, beginning on ______________ and continuing on the __day of each sixth month thereafter.

     [_] annually, beginning on ______________ and continuing on the __day of each calendar year thereafter.

[_] FIXED PAYMENTS (PRINCIPAL AND INTEREST INCLUDED) in the amount of $________ each are due

     [_] monthly, beginning on ______________ and continuing on the __day of each month thereafter.

     [_] quarterly, beginning on ______________ and continuing on the __day of each third month thereafter.

     [_] semiannually, beginning on ______________ and continuing on the __day of each sixth month thereafter.

     [_] annually, beginning on ______________ and continuing on the __day of each calendar year thereafter.

All remaining unpaid principal and accrued and unpaid interest is finally due and payable at the Stated Maturity Date.

All payments may, at Bank's sole option, be applied to accrued interest, to principal, or to both.

     Interest will be computed on the basis of the actual number of days elapsed and a year comprised of: [ ] 365 (or 366 as the case may be) days [ x ] 360 days, unless such calculation would result in a usurious interest rate, in which case such interest will be calculated on the basis of a 365 or 366 day year, as the case may be.

     All past-due principal and, to the extent permitted by applicable law, interest on this Note will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to 18%.

     In addition to all principal and accrued interest on this Note, Borrower agrees to pay; (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

     Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If the Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

     The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed.

     "LOAN DOCUMENT" means this Note and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note. "OBLIGATIONS" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document. "OBLIGOR" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations. Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

     Each of the following events or conditions is an "EVENT OF DEFAULT:" (1) any Obligor fails to pay any of the Obligations when due; (2) any warranty, representation or statement now or hereafter contained in or made in connection with any Loan Document was false or misleading in any respect when made; (3) any Obligor violates any covenant, condition or agreement contained in any Loan Document; (4) any Obligor fails or refuses to submit financial information requested by Bank or to permit Bank to inspect its books and records on request
(5) the event of default occurs under any other Document; (6) any Individual Obligor dies, or any Obligor that is an entity dissolves; (7) a receiver, conservator or similar official is appointed for any Obligor or any Obligor's assets; (8) any petition is filed by or against any Obligor under any bankruptcy, insolvency or similar law; (9) any Obligor makes assignment for the benefit of creditors; (10) a final judgment is entered against any Obligor and remains unsatisfied for 30 days after entry, or any property of any Obligor is attached, garnished or otherwise made subject to legal process; (11) any material adverse change occurs in the business, assets, affairs or financial condition of any Obligor; and (12) Borrower is in default of any other obligation to or any other agreement with Bank.

     If any Event of Default occurs, then Bank may do any or all of the following: (i) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (ii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is herein granted by each Obligor to Bank; and (iii) exercise any and all other rights under any Loan Document, at law, in equity or otherwise.

     No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

     Each and all Obligors severally waive notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consent and agree that their liabilities and obligations shall not be released or discharged by any or all of the following, whether with or without notice to them or any of them and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment shall not constitute a waiver and that waiver of any default shall not constitute waiver of any prior or subsequent default.

     Borrower warrants and represents to Bank that: all advances evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code. Borrower represents and warrants that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower at Bank: (i) M _________ ________ No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. M ________ ________ No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Board"). Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R 227, Regulation AA, promulgated by the Board), the security for this credit obligation shall not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security interest, and a waiver of any notice contained herein or therein shall be construed under any circumstances to extend to any waiver of notice prohibited by Regulation A.

     This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER(S) AND BANK AGREE THAT THIS NOTE WILL BE PERFORMED IN THE COUNTY IN WHICH BANK'S

PRINCIPAL OFFICE IS LOCATED IN TEXAS, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER(S) OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER(S) MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER(S) HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER(S) AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED ABOVE. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER(S) OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

     For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

     Each Borrower and cosigner represents and warrants to Bank that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted, is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by its makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents and warrants that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents and warrants that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

     NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

     THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has executed this Note effective as of the Date.

Signature(s) of BORROWER(S):

     LIFECELL CORPORATION
PAUL M. FRISONPRESIDENT/CEO               Date: OCT 8, 1996
     BY:                                    TITLE:
                                          Date:
                                          Date:
                                          Date:
                                          Date:

                                          Date:

The undersigned hereby cosigns this Note:
Signature of COSIGNER: _________________________________________________________
Address of Cosigner: ___________________________________________________________

(Bank's signature is provided as its acknowledgement of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)
BANK: _______TEXAS COMMERCE BANK NATIONAL ASSOCIATION___________________________
By: ____________________________________________________________________________
By: _______________________________VICE PRESIDENT_______________________________

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
  SECURITY AGREEMENT -- ACCOUNTS AND GENERAL INTANGIBLES ("this Agreement")

LIFECELL CORPORATION

3606 RESEARCH FOREST DRIVE    THE WOODLANDS    HARRIS COUNTY    TX    77381-0000
hereinafter called "Debtor," and    TEXAS COMMERCE BANK NATIONAL ASSOCIATION00
712 MAIN                                                           P.O. BOX 2558
HOUSTON, HARRIS COUNTY, TEXAS 77252-2558 hereinafter called "Secured Party," agree as follows:

SECTION I. CREATION OF SECURITY INTEREST

     In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligation, covenants, agreements and undertakings of Debtor herein described, Debtor hereby grants to Secured Party a security interest in and assigns to Secured Party: (a) all accounts, receivables, accounts receivable, general intangibles, book debts, contract rights (including, without limitation, those listed on any schedule or schedules from time to time attached hereto), instruments and documents (including, without limitation, all documents of title); (b) all chattel paper, notes, drafts, acceptances, other evidences and forms of payment under leases of equipment or contracts for the sale of inventory or the performance of services, and other forms of obligations received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor; (c) all of Debtor's rights in, to and under all purchase orders, sales contracts, instruments and other documents evidencing obligations for or representing payment for goods sold or leased and/or services rendered by Debtor; and (d) all monies due or to become due to Debtor under all contracts for the sale or lease of goods and/or the performance of services by Debtor; in each case of whatever nature, now owned by Debtor or existing or hereafter acquired, created or arising (hereinafter sometimes collectively called "the Accounts,," or singly "the Account") and the rights and interest of Debtor in goods, the sale and delivery of which give rise to any such Account (hereinafter collectively called "the Collateral") and all proceeds of the Collateral (including but not limited to all insurance and claims for insurance in respect of the Collateral). Anything to the contrary foregoing notwithstanding, if and only if this box [N/A] is checked by the Secured Party, the Collateral shall be solely types of property described in
(a), (b), (c), and (d) above, insofar and insofar only as the same relates to the accounts described on the schedule or schedules attached hereto, together with all proceeds thereof. The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein.

SECTION II. SECURED INDEBTEDNESS

     This Agreement is made to secure and enforce the payment and performance of all debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Secured Party whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Secured Party or to a third party and subsequently acquired by Secured Party and whether such debts, obligations or liabilities are evidenced by note, open account, overdraft, application for letter of credit, endorsement, surety agreement, guaranty or otherwise, it being contemplated that Debtor may hereafter become indebted to Secured Party in further sum or sums, and all modifications, renewals or extensions of or substitutions for, any of the foregoing. All such indebtedness is hereinafter sometimes called "the secured indebtedness" or "the indebtedness secured hereby."

SECTION III. DEBTOR'S REPRESENTATIONS AND WARRANTIES

     Debtor represents, warrants and covenants that Debtor's location is the address stated at the beginning of this Agreement; that Debtor is now in a solvent condition; that no bankruptcy or insolvency proceedings are pending or contemplated by or against Debtor; that all information, reports, statements and other data furnished by Debtor to Secured Party prior to, contemporaneously with or subsequent to the execution of this Agreement or in connection with the indebtedness secured hereby are and shall be true, correct and complete and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading; that Debtor is the lawful owner of good and marketable title to the Collateral and has good right and authority to grant a security interest in the Collateral; that the Collateral is free and clear from all security interests and encumbrances except the security interest evidenced hereby; that there is no financing statement covering the Collateral or its proceeds on file in any public office; that this Agreement constitutes the legal, valid and binding obligation or Debtor enforceable against Debtor in accordance with its terms; that the execution, delivery and performance of this Agreement do not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Debtor or result in a breach of or constitute a default (with or without the giving of notice or the lapse of time or both) under any indenture or any loan, credit or other agreement to which Debtor is a party or by which Debtor may be bound or affected; that the execution, delivery and performance of this Agreement do not require the consent or approval of any person, including, without limitation, any regulatory body or governmental authority; that Debtor will warrant and forever defend the title to the Collateral and its proceeds against the claims and demands of all persons whomsoever claiming or to claim the same or any part thereof; and that Debtor has never changed its name.

     IF AND ONLY IF THIS BOX [N/A] IS CHECKED, IN ADDITION, THE DEBTOR REPRESENTS, WARRANTS AND COVENANTS THAT THE COLLATERAL WILL MEET THE FOLLOWING REQUIREMENTS CONTINUOUSLY FROM THE TIME EACH PART OF THE COLLATERAL COMES INTO EXISTENCE UNTIL IT IS COLLECTED IN FULL: (A) THE ACCOUNT SHALL BE DUE AND PAYABLE NOT MORE THAN N/A DAYS FROM THE DATE OF THE INVOICE OR AGREEMENT EVIDENCING SAME; (B) THE ACCOUNT AROSE FROM THE PERFORMANCE OF SERVICES BY DEBTOR WHICH HAVE BEEN FULLY AND SATISFACTORILY PERFORMED OR FROM THE ABSOLUTE SALE OF GOODS BY DEBTOR IN WHICH DEBTOR HAD THE SOLE AND COMPLETE OWNERSHIP, AND THE GOODS HAVE BEEN SHIPPED OR DELIVERED TO THE ACCOUNT DEBTOR, EVIDENCING WHICH DEBTOR OR SECURED PARTY HAS POSSESSION OF SHIPPING AND DELIVERY RECEIPTS; (C) THE ACCOUNT IS NOT SUBJECT TO SETOFF, COUNTERCLAIM, DEFENSE, ALLOWANCE OR ADJUSTMENT OTHER THAN DISCOUNTS FOR PROMPT PAYMENT SHOWN ON THE INVOICE OR TO DISPUTE, OBJECTION OR COMPLAINT BY THE ACCOUNT DEBTOR CONCERNING HIS LIABILITY ON THE ACCOUNT, AND THE GOODS, THE SALE OF WHICH GIVES RISE TO THE ACCOUNT, HAVE NOT BEEN RETURNED, REJECTED, LOST OR DAMAGED; (D) THE ACCOUNT AROSE IN THE ORDINARY COURSE OF DEBTOR'S BUSINESS, AND NO NOTICE OF BANKRUPTCY, INSOLVENCY OR FINANCIAL EMBARASSMENT OF ACCOUNT DEBTOR HAS BEEN RECEIVED BY DEBTOR; (E) IN THE EVENT ANY GOODS, THE SALE OR OTHER DISPOSITION OF WHICH CREATES ANY ACCOUNT WHICH IS INCLUDED IN THE COLLATERAL, ARE RETURNED TO DEBTOR FOR CREDIT, DEBTOR WILL PROMPTLY PAY TO SECURED PARTY THE FULL AMOUNT OF THE INVOICE PRICE OF SUCH GOODS, AND UNTIL SUCH PAYMENT HAS BEEN MADE, WILL HOLD SUCH GOODS SEPARATE AND APART FROM DEBTOR'S OWN PROPERTY IN TRUST FOR SECURED PARTY AND WILL IMMEDIATELY NOTIFY SECURED PARTY OF SUCH RETURN; (F) DEBTOR HEREBY GRANTS UNTO SECURED PARTY A SECURITY INTEREST IN SUCH GOODS; (G) DEBTOR SHALL NOT SUBMIT OR REPRESENT TO SECURED PARTY ANY ACCOUNT AS ONE AGAINST WHICH LOANS MAY BE MADE WHICH DOES NOT MEET EVERY REQUIREMENT IN EVERY RESPECT PRESCRIBED BY THIS AGREEMENT; AND (H) DEBTOR SHALL NOTIFY SECURED PARTY PROMPTLY IN WRITING WHEN ANY ACCOUNT AGAINST WHICH A LOAN WAS OR MAY BE MADE UNDER THIS AGREEMENT CEASES TO MEET ANY OF THE REQUIREMENTS OF THIS AGREEMENT. NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO LIMIT OR RELEASE ANY RIGHT OF SECURED PARTY TO ANY COLLATERAL ARISING PURSUANT TO SECTION I OF THIS AGREEMENT.

SECTION IV. COVENANTS

     4.1  Debtor covenants and agrees with Secured Party as follows:

        (a) Debtor shall make prompt payment, as the same becomes due, of all indebtedness secured hereby in accordance with the terms and provisions of the agreements evidencing such indebtedness.

        (b) if Debtor is a corporation, Debtor will continuously maintain Debtor's corporate existence.

        (c) Debtor shall, as the agent of Secured Party, receive all cash, checks, notes, drafts and other instruments representing the proceeds of the Accounts. Debtor shall at Debtor's own expense take all reasonable and appropriate steps when necessary to enforce the collection of the Accounts and items representing proceeds thereof.

        (d) Debtor shall from time to time at the request of Secured Party furnish Secured Party with a schedule of each Account constituting the Collateral and a list of all those liable on checks, notes, drafts and other instruments representing the proceeds of the Accounts. Secured Party shall have the right to make test verifications of the Collateral.

        (e) Debtor shall at all times keep accurate books and records reflecting all facts concerning each Account including those pertaining to Debtor's warranties, representations and agreements under this Agreement. Debtor will allow Secured Party or its authorized representative to inspect said books and records and Debtor will assist Secured Party or said representative in whatever way necessary to make such inspection. Immediately upon the execution of this Agreement, Debtor will make or allow Secured Party to make written designation on Debtor's books and records to reflect thereon the assignment to Secured Party of each Account covered by this Agreement.

        (f) If any part of the Collateral is or becomes subject to the Federal Assignment of Claims Act. Debtor will execute all instruments and take all steps required by Secured Party to comply with that act.

        (g) Debtor will not agree to a material modification of any of the terms of any Account without the written consent of Secured Party.

        (h) If any part of the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order, and regardless of the form of endorsement, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

        (i) Debtor will cause to be paid prior to delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the indebtedness secured hereby or the interest created by this Agreement, and will furnish Secured Party with receipts or other satisfactory evidence showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date therefor.

        (j) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned, or if any legal proceedings are instituted with respect thereto, Debtor will give prompt written notice thereof to Secured Party and, at Debtor's own cost and expenses, will diligently endeavor to cure any defect which may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority, of this agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by Debtor and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

        (k) Debtor will, on request of Secured Party, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instrument (including, without limitation, further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of this Agreement and such other instruments, and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions or replacements to the then Collateral; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

        (l) Notwithstanding the security interest in proceeds granted herein, Debtor will not sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein or permit the title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the prior written consent of Secured Party.

        (m) To the extent not prohibited by law, Debtor will pay, or reimburse Secured Party for, all costs and expenses, of every character, incurred or expended from tim to time (including, but not limited to, the fees and expenses of counsel for Secured Party) in connection with the negotiation, preparation, execution, filing, recording, refiling and re-recording of this Agreement and all related financing statements and the making, servicing and collection of the indebtedness secured hereby; and any and all stamp, mortgage and recording taxes; the costs of any lien insurance purchased by Secured Party in connection herewith; and all costs of negotiation, preparation, execution and delivery of any and all amendments, modifications, supplements, consents, waivers or other documents or writings relating to the transactions contemplated by this Agreement. Debtor will reimburse Secured Party for all amounts expended by Secured Party to satisfy any obligation of Debtor under this Agreement or to protect the Collateral. In addition, whether or not a default shall have occurred, Debtor will pay, or reimburse Secured Party for, all cost and expenses of every character incurred or expended from time to time in connection with the evaluation, monitoring, administration and protection of the Collateral and the exercise by Secured Party of any of its rights and remedies hereunder or at law (including, but not limited to, all appraisal fees, consulting fees, brokerage fees and commissions, insurance premiums, Uniform Commercial Code search fees, investigation costs, escrow fees, attorney's fees, legal expenses, fees of auditors and accountants, court costs, fees of governmental authorities, auctioneer fees and expenses, and all fees and expenses incurred in connection with the auction and liquidation of the Collateral). Any amount to be paid or reimbursed by Debtor to Secured Party shall be a demand obligation owing by Debtor to Secured Party and, to the extent not prohibited by law, shall bear interest from the date of expenditure by Secured Party until paid at the same rate provided for past-due principal and interest in the principal obligation (the "Past Due Rate"). The principal obligation shall be (1) the note secured hereby; (2) if more than one note is secured hereby, the note with the largest face amount; and (3) if no note is secured hereby, the obligation with the largest face amount.

        (n) Debtor shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party, the proceeds in whatever form received from disposition in any manner of any of the Collateral, whether the indebtedness secured hereby is mature or not, the order and method of application to be the sole discretion of Secured Party, except as otherwise specifically authorized herein. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds.

        (o) The Collateral shall remain in Debtor's possession or control at all times at Debtor's risk of loss at Debtor's location as stated herein and at such other places as Debtor may specify in writing to Secured Party.

        (p) Debtor will not change its address, location, name, identity or corporate structure without notifying Secured Party of such change in writing at least thirty (30) days prior to the effective date of such change.

        (q) Debtor shall furnish Secured Party all such information as Secured Party may request with respect to the Collateral.

        (r) If Secured Party should at any time be of the opinion that the Collateral is not sufficient or has declined or may decline in value, or should Secured Party deem payment of Debtor's obligations to be insecure, then Secured Party may call for additional Collateral satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral or by telegram or by United States Postal Service addressed to the address of Debtor shown at the beginning of this Agreement.

     4.2 Debtor agrees that if Debtor fails to perform any act or to take any action which hereunder Debtor is required to perform or take, or to pay any money which hereunder Debtor is required to pay, Secured Party, in Debtor's name or in its own name, may but shall not be obligated to perform or cause or be performed such act or take such action or pay such money, and any expenses so incurred by Secured Party and any money so paid by Secured Party, shall be a demand obligation owing by Debtor to Secured Party and Secured Party, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts due and owing by Debtor to Secured Party pursuant to this Agreement shall bear interest from the date of expenditure until paid at the Past Due Rate and shall be a part of the secured indebtedness and shall be secured by this Agreement and by any other instrument securing the secured indebtedness.

SECTION V. EVENTS OF DEFAULT.

     Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, herein called an "Event of Default"):

        (a) Debtor's failure to pay when due any of the secured indebtedness; or

        (b) default by Debtor or any other person in the punctual performance of any of the obligations, covenants, terms or provisions contained or referred to in this Agreement, in any other instrument securing the secured indebtedness or in any note secured hereby; or

        (c) any warranty, representation or statement contained in this Agreement or made or furnished to Secured Party by or on behalf of Debtor in connection with this Agreement or to induce Secured Party to make a loan to Debtor, shall prove to have been false or misleading in any respect when made or furnished; or

        (d) Debtor shall fail to pay at maturity, or within any applicable period of grace, any principal of or interest on any other obligation or shall fail to observe or perform any term, covenant or agreement contained in any agreement or obligation by which Debtor is bound, for such a period of time as would accelerate, or would permit the holder thereof, or of any obligation issued thereunder, to accelerate, the maturity thereof, or of any such obligation; or

        (e) loss, theft, substantial damage, destruction, abandonment, sale or encumbrance of or to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon; or

        (f) Debtor's death, dissolution, termination of existence, insolvency or business failure, the failure of Debtor, or of any guarantor or surety for Debtor generally to pay its debts as they come due; the appointment of a receiver, trustee, custodian or liquidator of all or any part of the property of Debtor; an assignment for the benefit of creditors of
        Debtor: the calling of a meeting of creditors of Debtor; or the commencement of any proceeding under any bankruptcy, insolvency or reorganization laws by or against Debtor or any guarantor or surety for Debtor, or

        (g) any statement of the financial condition of Debtor or of any guarantor, comaker, surety or endorser of any liability of Debtor submitted to Secured Party by Debtor or any such guarantor, comaker, surety or endorser shall prove to be false or misleading in any respect; or

        (h) any guarantor, comaker, surety or endorser for Debtor; defaults in any obligation or liability; or

        (i) any material adverse change shall occur in the assets, liabilities, financial condition, business operations, affairs or circumstances of Debtor.

SECTION VI. REMEDIES IN EVENT OF DEFAULT.

     6.1 Upon the occurrence of an Event of Default, or if Secured Party shall deem payment of Debtor's obligations to be insecure, and at any time thereafter, Secured Party shall have the option of declaring, without notice to any person, including, but not limited to, notice of intention to accelerate and notice of acceleration, all of which are WAIVED, all indebtedness secured hereby, principal and accrued interest, to be immediately due and payable.

     6.2 Upon the occurrence of an Event of Default, or if Secured Party shall deem payment of Debtor's obligations to be insecure, and at any time thereafter, Secured Party is authorized to take possession of the Collateral and of all books, records and accounts relating thereto, and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, protection or preservation of the Collateral, including the right to sell the same for the account of Debtor and to deduct from such sales proceeds all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sales proceeds and in managing, selling, maintenance, protecting or preserving the Collateral, and to apply the remainder of such rents on the indebtedness secured hereby in such manner as Secured Party may elect. All such costs, expenses and liabilities incurred by Secured Party in collecting such sales proceeds or in managing, maintaining, protecting or preserving such properties, if not paid out of such sales proceeds as hereinabove provided, shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the Past Due Rate, all of which shall constitute a portion of the secured indebtedness. If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer, in connection with any action taken by Secured Party pursuant to this paragraph 6.2, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell the Collateral, or any part thereof, or from other act or omission of Secured Party in managing the Collateral unless such loss is caused by the willful misconduct and bad faith of Secured Party, nor shall Secured Party be obligated to perform or discharge any obligation, duty or liability under any sale agreement covering Collateral or any part thereof, or under or by reason of this instrument or exercise of rights or remedies thereunder.

     6.3 Upon the occurrence of an Event of Default, or if Secured Party shall deem payment of Debtor's obligations to be insecure, and at any time thereafter, Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution of those rights and remedies provided for herein:

        (a) Secured Party may require Debtor to make the Collateral available at a place which is mutually convenient to allow Secured Party to take possession of the Collateral; and

        (b) Secured Party may notify or require each Account Debtor or other obligor obligated on the Collateral or part of it to make payment directly to Secured Party and Secured Party may take control of the proceeds paid to Secured Party. Until Secured Party elects to exercise these rights, Debtor is authorized as agent of Secured Party to collect and enforce the Collateral. The cost of collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Debtor whether incurred by Secured Party or Debtor; and

        (c) Secured Party may require that Debtor will, upon receipt of checks, drafts, cash and other remittances in payment or on account of the Accounts, deposit all of them in a special bank account over which Secured Party alone has power of withdrawal. The funds in the account shall be held by Secured Party as security for all loans made under this Agreement and all other indebtedness of Debtor to Secured Party secured by this Agreement. The proceeds shall be deposited in precisely the form received, except for the endorsement of Debtor where necessary to permit collection of items. Debtor agrees to make the endorsement and authorizes Secured Party to make it on Debtor's behalf. Pending deposits, Debtor agrees that it will not commingle the checks, drafts, cash and other remittances with Debtor's funds or property, but will hold them separate and apart and upon an express trust for Secured Party until deposit in the special account. Secured Party may apply or set off the deposits against any liability of Debtor to Secured Party; and

        (d) Written notice mailed to Debtor as provided herein ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

        (e) It shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

        (f) Prior to application of proceeds of disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale, selling and the like and the attorney's fees and legal expenses incurred by Secured Party, Debtor to remain liable for any deficiency; and

        (g) The sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold, and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness secured hereby, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

        (h) In the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

        (i) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness, or as to the occurrence of any default, or as to Secured Party's having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

        (j) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party.

     6.4 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the secured indebtedness or any part thereof or otherwise benefiting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     6.5 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of the rights, benefits or security interests evidenced by this Agreement.

     6.6 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's heirs, devisees, representatives, receivers, trustees, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and RELEASES all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of any secured indebtedness, notice of election to mature or declare the whole of the secured indebtedness and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

SECTION VII. ADDITIONAL AGREEMENTS.

     7.1 If all of the secured indebtedness be paid as the same becomes due and payable, and all obligations of Secured Party to advance money or extend credit to Debtor have terminated, and if all of the covenants, warranties, undertakings and agreements made in this Agreement are kept and performed, then and in that event only, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and such security interest shall be released by Secured Party in due form at Debtor's cost.

     7.2 Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party may remedy any default without waiving the default remedied. The failure by Secured Party to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice of demand in similar or other circumstances. Acceptance by Secured Party of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

     7.3 Secured Party may at any time and from time to time in writing (a) waive compliance by Debtor with any covenant herein made by Debtor to the extent and in the manner specified in such writing; (b) consent to Debtor's doing any act which hereunder Debtor is prohibited from doing, or consent to Debtor's failing to do any act which hereunder Debtor is required to do, to the extent and in the manner specified in such writing; or (c) release any part of the Collateral, or any interest therein, from the security interest of this Agreement; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the secured indebtedness, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed by Secured Party in such writing.

     7.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to any secured indebtedness; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral or any part thereof or any interest therein; or (c) any release or indulgence granted to any endorser, guarantor, comaker or surety of any secured indebtedness.

     7.5 Secured Party may call at Debtor's place or places of business at intervals to be determined by Secured party and without hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in making any such inspection.

     7.6 Secured Party may subrogate to all of Debtor's interests, rights and remedies in respect to any Account.

     7.7. Secured Party may render and send to Debtor a statement of account showing loans made, all other charges, expenses and items chargeable to Debtor, payment made by Debtor against the loans, proceeds collected and applied to the loans, other appropriate debits and credits, and the total of Debtors's indebtedness on the loans as of the date of the statement of account, and the statement of account shall be considered correct in all respects and accepted by and conclusively binding upon Debtor, except for specified objections which Debtor makes in writing within five days from the date upon which the statement of account is sent.

     7.8 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

     7.9 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     7.10 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the indebtedness secured hereby in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or on the indebtedness secured hereby, the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or on the indebtedness secured hereby. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the indebtedness secured hereby given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder or for the payment of the indebtedness secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby, except as agreed in writing by the Secured Party.

     7.11 To the extent that proceeds of the secured indebtedness are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

     7.12 If any part of the secured indebtedness cannot be lawfully secured by this Agreement, or if any part of the Collateral cannot be lawfully subject to the security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Agreement.

     7.13 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will asset no claims or defenses it may have against the assignee except those granted in this Agreement.

     7.14 Any notice, request, demand or other communication required or permitted hereunder, or under any note, guaranty, loan or agreement or other instrument securing the payment of the secured indebtedness (unless otherwise expressly provided herein); shall be given in writing by delivering same in person to the intended addressee, or by United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, or by prepaid telegram (provided that such telegram is confirmed by mail in the manner previously described), sent to the intended addressee at the address shown herein, or to such different address as the addressee shall have designated by written notice sent in accordance herewith and actually received by the other party at least ten (10) days in advance of the date upon which such change of address shall be effective.

     7.15 This Agreement shall be binding upon Debtor, and the heirs, devisees, representatives, receivers, trustees, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party and the successors and assigns of Secured Party. All references in this Agreement to Debtor or Secured Party shall be deemed to include all such other persons and entities.

     7.16 Secured Party in its discretion may, whether or not any of the indebtedness secured hereby be due, in its name or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for, or make any compromise settlement deemed desirable with respect to, any of the Collateral, but Secured Party shall be under no obligation so to do.

     7.17 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision; and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other person or circumstances.

     7.18 Secured Party may, by any employee or employees it designates, execute, sign, endorse, transfer or deliver in the name of Debtor, notes, checks, drafts or other instruments for the payment of money and receipts or any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement.

     7.19 Notwithstanding anything to the contrary contained herein, if any secured indebtedness shall be indebtedness resulting from an extension of credit to a consumer (as such terms are defined or described in 12 C.F.R. 227, Regulation AA of the Federal Reserve Board) hereinafter referred to as "consumer credit obligation," then the collateral securing any such consumer credit obligation shall not extend to any nonpossessory security interest in household goods which is not a purchase money security interest (as defined in said Regulation AA), and no waiver of any notice herein shall be construed under any circumstances to extend to any waiver of notice which is prohibited by Regulation AA.

     7.20 The term "Debtor" as used in this Agreement shall be construed as singular or plural to correspond with the number of persons executing this Agreement as Debtor. The pronouns used in this Agreement are in the neuter gender, but shall be construed as feminine or masculine as occasion may require.

     7.21 If more than one person executes this Agreement as Debtor, their obligations under this Agreement shall be joint and several.

     7.22 The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement. Unless otherwise defined herein, terms used in this Agreement which are defined in the Texas Uniform Commercial Code are used with the meanings as therein defined.

     7.23 This Agreement shall be governed by and construed in accordance with the laws of the state of Texas and the United States of America.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SIGNATURE(S) OF DEBTOR:
___________________________________________ Date 8/8/96________________________
LIFECELL CORPORATION
___________________________________________ Date ______________________________
___________________________________________ Date ______________________________
___________________________________________ Date ______________________________
___________________________________________ Date ______________________________
___________________________________________ Date ______________________________

SECURED PARTY: TEXAS COMMERCE BANK NATIONAL ASSOCIATION
BY: ____________________________________________________________________________
TITLE: _________________________________________________________________________

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                        SECURITY AGREEMENT -- INVENTORY

LIFECELL CORPORATION
3606 RESEARCH FOREST DRIVE, THE WOODLANDS, HARRIS COUNTY TX 77381

hereinafter called "Debtor," and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, 712 MAIN, P.O. BOX 2558, HOUSTON, HARRIS COUNTY, TEXAS 77252-2558 hereinafter called "Secured Party," agree as follows:

SECTION I. CREATION OF SECURITY INTEREST.

     In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings of Debtor herein described, Debtor hereby grants to Secured Party a security interest in all goods, merchandise, raw materials, goods in process, finished goods, and other tangible personal property of whatever nature now owned by Debtor or hereafter from time to time existing or acquired, and held for sale or lease or furnished or to be furnished under contracts of service or used or usable or consumed or consumable in Debtor's business and all accessions and appurtenances thereto, and all accounts, receivables, accounts receivables, instruments, notes, chattel paper, documents (including without limitation, all documents of title), contract rights and general intangibles, arising in connection with any of the foregoing (hereinafter collectively called the "Collateral") and all products and proceeds of the Collateral (including, without limitation, all insurance and claims for insurance affected or held for the benefit of Debtor or Secured Party in respect of the "Collateral"). If, and only if, this [ ] is checked, the Collateral shall be solely that inventory described on the Page 4 hereof under Collateral Description, together with accessions and appurtenances thereto and proceeds thereof. The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein.

SECTION II. SECURED INDEBTEDNESS.

     This Security Agreement-Inventory (hereinafter called this "Agreement") is made to secure and enforce the payment and performance of all debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Secured Party whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Secured Party or to a third party and subsequently acquired by Secured Party and whether such debts, obligations or liabilities are evidenced by note, open account, overdraft, application for letter of credit, endorsement, surety agreement, guaranty or otherwise, it being contemplated that Debtor may hereafter become indebted to Secured Party in further sum or sums, and all modifications, renewals or extensions of or substitutions for, any of the foregoing. All such indebtedness is hereinafter sometimes called the "secured indebtedness" or the "indebtedness secured hereby."

SECTION III. REPRESENTATIONS AND WARRANTIES.

     Debtor represents, warrants and covenants that Debtor is now in a solvent condition; that no bankruptcy or insolvency proceedings are pending or contemplated by or against Debtor; that all information, reports, statements and other data furnished by or on behalf of Debtor to Secured Party prior to contemporaneously with or subsequent to the execution of this Agreement or in connection with the indebtedness secured hereby are and shall be true and correct and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading; that Debtor is the lawful owner of good and marketable title to the Collateral and has good right and authority to grant a security interest in the Collateral; that the Collateral is free and clear from all security interests and encumbrances except the security interest evidenced hereby; that the Collateral is not and will not become subject to setoff, counterclaim, defense, allowance or adjustment (other than warranty claims, the aggregate amount of which shall not be material) other than the security interest of Secured Party under this Agreement; that there is no financing statement covering any interest of any kind in the Collateral or its proceeds on file in any public office; that the Collateral and the intended use thereof by Debtor comply with all applicable laws, rules and regulations; that the Collateral is free from damage caused by fire or other casualty; that this Agreement constitutes the legal, valid and bind obligation of Debtor enforceable against Debtor in accordance with its terms; that the execution, delivery and performance of this Agreement do not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Debtor or result in a breach of or constitute a default (with or without the giving of notice or the lapse of time or both) under any indenture or any loan, credit or other agreement to which Debtor is a party or by which Debtor or any of Debtor's property may be bound or affected; that the execution, delivery and performance of this Agreement does not require the consent or approval of any person including, without limitation, any regulatory body or governmental authority; and that Debtor will warrant and forever defend the title to the Collateral and its proceeds against the claims of all persons whomsoever claiming or to claim the same or any part thereof; that the location of Debtor is the address set forth at the beginning of this Agreement and in this regard. Debtor's location is defined to mean (i) Debtor's place of business if Debtor has only one such place of business; (ii) Debtor's chief executive office if Debtor has more than one place of business; or (iii) Debtor's residence if Debtor has no place of business; that all of Debtor's books and records with regard to its accounts, contract rights, general intangibles and leases which are a part of the collateral are maintained and kept at the address of Debtor set forth in this Agreement; that Debtor has never changed its name, whether by amendment of its organizational documents or otherwise; that no part of the Collateral is covered by a certificate of title or subject to any certificate of title law; and that no part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

SECTION IV. COVENANTS.

     4.1   Debtor covenants and agrees with Secured Party as follows:

           (a) Debtor shall make prompt payment, as the same becomes due, of all indebtedness secured hereby in accordance with the terms and provisions of the agreements evidencing such indebtedness.

           (b) If Debtor is a corporation, Debtor will continuously maintain Debtor's corporate existence.

           (c) Debtor will cause the Collateral to be maintained in accordance with all applicable laws and rules, regulations and orders promulgated by all duly constituted authorities. Debtor will not do or suffer to be done any act whereby the value of any part of the Collateral may be lessened. Debtor will allow Secured Party or its authorized representative to inspect the Collateral and inspect, audit and copy Debtor's books and records pertaining thereto and Debtor will assist Secured Party or said representative in whatever way necessary to make such inspection. If Debtor receives notice from any federal, state or other governmental entity that the Collateral or any use thereof is not in compliance with any applicable law, rule, regulation or order, Debtor will promptly furnish a copy of such notice to Secured Party.

           (d) Debtor will cause all debts and liabilities of any character including, without limitation, all debts and liabilities for labor, material and equipment, incurred in the maintenance of the Collateral to be promptly paid.

           (e) Debtor will cause to be paid prior to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the indebtedness secured hereby or the interest created by this Agreement and will furnish Secured Party with receipts showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date thereof.

           (f) Debtor will keep that portion of the Collateral which is tangible personal property insured in an amount equal to the full insurable value thereof against loss or damage by fire, theft, collision and other hazards as may be required by Secured Party by policies of fire, extended coverage and other insurance in such company or companies, and in the case of motor vehicles, collision insurance, in such amounts, upon such terms and provisions, and with such endorsements, all as may be acceptable to Secured Party. Such insurance polices shall also contain a standard mortgagee's endorsement providing for payment of any loss to Secured Party. All policies of insurance shall provide for ten (10) days written minimum cancellation notice to Secured Party. All drafts or instruments of any kind evidencing payment under any such insurance policies which come into the possession of Debtor shall be immediately delivered to Secured Party. No such policies shall be payable to any party other than Secured Party and Debtor. Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions. Duplicate originals of all policies, verifications, binders and cover notes covering any of the Collateral shall be delivered to Secured Party upon demand. Secured Party may act as attorney for Debtor in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts drawn by insurers of the Collateral. Secured Party may apply any proceeds of such insurance which may be received by it in payment on account of the obligations secured hereby, whether due or not.

           (g) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned, or if any legal proceedings are instituted with respect thereto, Debtor will give prompt written notice thereof to Secured Party and, at Debtor's own cost and expense, will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by Debtor and shall bear interest from date of expenditure until paid at the same rate provided for past-due principal and interest in the principal obligation (the "Past Due Rate"). The principal obligation shall be (1) the note secured hereby; (2) if more than one note is secured hereby, the note with the largest face amount; and (3) if no note is secured hereby, the obligation with the largest face amount.

           (h) Debtor will, on request of Secured Party, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgement thereof; (ii) execute, acknowledge, deliver, and record or file such further instruments (including without limitation further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interest hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge, deliver, procure, and record or file any document or instrument (including specifically any financial statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

          (i) Notwithstanding the security interest in proceeds granted herein, Debtor will not sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein or permit the title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, except for sales in the ordinary course of business or sales as authorized in this Agreement or in writing by Secured Party.

          (j) To the extent not prohibited by law, Debtor will pay, or reimburse Secured Party for, all costs and expenses, of every character, incurred or expended from time to time (including, but not limited to, the fees and expenses of counsel for Secured Party) in connection with the negotiation, preparation, execution, filing, recording, refiling and re-recording of this Agreement and all related financing statements and the making, servicing and collection of the indebtedness secured hereby; any and all stamp, mortgage and recording taxes; the costs of any title insurance or lien insurance purchased by Secured Party in connection herewith; all costs of negotiation, preparation, execution and delivery of any and all amendments, modifications, supplements, consents, waivers or other documents or writings relating to the transactions contemplated by this Agreement; and all costs (including attorneys' fees) of reviewing title opinions and security opinions relating to the indebtedness secured hereby. Debtor will reimburse Secured Party for all amounts expended by Secured Party to satisfy any obligation of Debtor under this Agreement or to protect the Collateral. In addition, whether or not a default shall have occurred, Debtor will pay, or reimburse Secured Party for, all costs and expenses, of every character incurred or expended from time to time in connection with the evaluation, monitoring, administration and protection of the Collateral and the exercise by Secured Party of any of its rights and remedies hereunder or at law (including, but not limited to, all appraisal fees, consulting fees, brokerage fees and commissions, insurance premiums, Uniform Commercial Code search fees, fees incident to title searches and reports, investigation costs, escrow fees, attorneys' fees, legal expenses, fees of auditors and accountants, court costs, fees of governmental authorities, auctioneer fees and expenses, and all fees and expenses incurred in connection with the marshalling, guarding, management, operation, removal, maintenance, cleanup, storage, auction and liquidation of the Collateral). Any amount to be paid or reimbursed by Debtor to Secured Party shall be a demand obligation owing by Debtor to Secured Party and, to the extent not prohibited by law, shall bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate.

          (k) Debtor shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition in any manner of any of the Collateral, whether the indebtedness secured hereby is mature or not, the order and method of application to be in the sole discretion of Secured Party, except as otherwise specifically authorized herein. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor's and shall keep accurate and complete records of the Collateral and its proceeds.

          (l) Subject to Subsection 4.1(m). of this Agreement, the Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss and be kept at

          3606 RESEARCH FOREST DRIVE          THE WOODLANDS          TX

     where Secured Party may inspect it at any time, except for its temporary removal in connection with its ordinary use or unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location.

          (m) If the security interest evidenced hereby is a purchase money security interest and the Collateral is not located at the place indicated above in Subsection 4.1(l) as of the date of this Agreement, the Collateral shall come into Debtor's possession at the place shown above in Subsection 4.1(l) within thirty (30) days from the date of this Agreement. If the security interest evidenced hereby is not a purchase money security interest and the Collateral is not in the state of Texas as of the date of this Agreement, the security interest in such Collateral shall not attach to such Collateral until it arrives in the state of Texas.

          (n) Debtor will not change its address, location, name, identity or structure without notifying Secured Party of such change in writing at least thirty (30) days prior to the effective date of such change.

     4.2 Debtor agrees that, if Debtor fails to perform any act or to take any action which hereunder Debtor is required to perform or take, or to pay any money which hereunder Debtor is required to pay, Secured Party, in Debtor's name or in its own name, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Secured Party and any money so paid by Secured Party shall be a demand obligation owing by Debtor to Secured Party, and Secured Party, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts due and owing by Debtor to Secured Party pursuant to this Agreement shall bear interest from the date such amount is expended by the Secured Party until paid at the Past Due Rate and shall be a part of the secured indebtedness and shall be secured by this Agreement and by any other instrument securing the secured indebtedness.

     4.3 Until default, Debtor may use the Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease the Collateral in the ordinary course of business, subject to the following additional limitations, if any:
      NONE

     A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Until default, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on a Debtor's business.

     4.4 At any time prior to the termination of this Agreement, Secured Party may notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness remitted by Debtor to Secured Party as proceeds to pay Secured Party directly. Until Secured Party elects to exercise these rights, Debtor is authorized as agent of Secured Party to collect and enforce the accounts. The costs of collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Debtor whether incurred by Secured Party or Debtor.

SECTION V. EVENTS OF DEFAULT

     Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called an "Event of Default"):

          (a) Debtor shall fail to pay any principal of or interest on any secured indebtedness as and when due; or

          (b) Debtor does not pay any other borrowed money obligation when due or if the holder of such other obligation declares, or may declare, such obligation due prior to its stated maturity because of Debtor's default thereunder; or is in default or in violation of any law or regulation of any governmental authority having jurisdiction over Debtor or its assets or property; or

          (c) any representation or warranty made in connection with the execution and delivery of this Agreement, any note evidencing the secured indebtedness or any other instrument now or hereafter securing the indebtedness secured hereby shall prove to have been incorrect, false or misleading when made; or

          (d) default shall occur in the punctual performance of any covenant of Debtor or any other person contained in any note evidencing the secured indebtedness, this Agreement or in any other instrument now or hereafter securing or guaranteeing the indebtedness secured hereby; or

          (e) a final judgment for the payment of money shall be rendered against Debtor and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or

          (f) Debtor shall make a general assignment for the benefit of creditors or shall commence (or suffer to be commenced against it) any proceeding under any bankruptcy, insolvency or reorganization law; or

          (g) Debtor shall fail generally to pay its debts as they become due, or suffer any writ of attachment or execution or any similar process to be issued or levied against it or substantially all of its property which is not released, stayed, bonded or vacated within thirty (30) days after its issue or levy; or

          (h) the death, dissolution, liquidation or termination of existence, insolvency or business failure of Debtor or the sale, conveyance, lease or other disposition or a substantial part of the assets of Debtor; or

          (i) a material adverse change shall occur in the business or financial condition of Debtor.

SECTION VI. REMEDIES IN EVENT OF DEFAULT

     6.1 Upon the occurrence of an Event of Default, or if Secured Party shall deem payment of Debtor's obligations to be insecure, and at any time thereafter, Secured Party shall have the option of declaring, without notice to any person, all indebtedness secured hereby, principal and accrued interest, to be immediately due and payable.

     6.2 Upon the occurrence of an Event of Default, or if Secured Party shall deem payment of Debtor's obligations to be insecure, and at any time thereafter, Secured Party is authorized to take possession of the Collateral and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell the same for the account of Debtor and to deduct from such sales proceeds all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sales proceeds, in managing and operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds on the indebtedness secured hereby in such manner as Secured Party may elect. All such costs, expenses and liabilities incurred by Secured Party in collecting such sales proceeds and in managing, operating, maintaining, protecting or preserving such properties, if not paid out of such sales proceeds as hereinabove provided, shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the Past Due Rate, all of which shall constitute a portion of the secured indebtedness. If necessary, to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this paragraph 6.2., Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell the Collateral, or any part thereof, or from other act or omission of Secured Party in managing the Collateral unless such loss is caused by the willful misconduct and bad faith of Secured Party, nor shall Secured Party be obligated to perform or discharge any obligation, duty or liability under any sales agreement covering the Collateral or any part thereof, or under or by reason of this instrument or the exercise of rights or remedies hereunder.

     6.3 Upon the occurrence of an Event of Default, or if Secured Party shall deem payment of Debtor's obligations to be insecure and at any time thereafter, Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies and the rights and remedies provided herein:

        (a) Secured Party may enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

        (b) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the collateral; and

        (c) Written notice mailed to Debtor as provided herein ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

        (d) It shall not be necessary that Secured Party take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this paragraph is conducted, and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

        (e) Prior to application of proceeds of disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the attorneys' fees and legal expenses incurred by Secured Party, Debtor to remain liable for any deficiency; and

        (f) The sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate or the indebtedness secured hereby, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

        (g) In the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

        (h) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

        (i) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party.

     6.4 All remedies herein expressly provided for are cumulative of any and all other remedies, existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the secured indebtedness, or any part thereof, or otherwise benefitting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     6.5 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in any wise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

     6.6 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force, providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's heirs, devisees, executors, administrators, representatives, successors, receivers, trustees, and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshalling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

SECTION VII. ADDITIONAL AGREEMENTS

      7.1 If all of the secured indebtedness be paid as the same becomes due and payable and if all of the covenants, warranties, undertakings and agreements made in this Agreement are kept and performed, then and in that event only, all rights under this Agreement shall terminate and the agreements made in this Agreement are kept and performed, then and in that event only, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and such security interest shall be released by Secured Party in due form at Debtor's cost.

      7.2 Secured Party may waive any default without waiving any other prior to subsequent default. Secured Party may remedy any default without waiving the default remedied. The failure by Secured Party to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice of demand in similar or other circumstances. Acceptance by Secured Party of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

      7.3 Secured Party may at any time and from time to time in writing (a) waive Debtor's compliance with any covenant herein made by Debtor to the extent and in the manner specified in such writing; (b) consent to Debtor's doing any act which hereunder Debtor is prohibited from doing, or consent to Debtor's failing to do any act which hereunder Debtor is required to do, to the extent and in the manner specified in such writing; or (c) release any part of the collateral or any interest therein from the security interest of his Agreement; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the secured indebtedness. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.

      7.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to any secured indebtedness; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein; or (c) any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

      7.5 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

      7.6 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

      7.7 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such person with reference to this Agreement and to the indebtedness secured hereby in the same manner as with Debtor without in any way vitiating or discharging Debtor's liability hereunder or upon the indebtedness secured hereby. No sale of the Collateral, no forbearance on the part of Secured Party and no extension of the time for the payment of the indebtedness secured hereby given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the indebtedness secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby, except as agreed in writing by Secured Party.

      7.8 To the extent that proceeds of the secured indebtedness are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

      7.9 If any part of the secured indebtedness cannot be lawfully secured by this Agreement or if any part of the Collateral cannot be lawfully subject to the security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Agreement.

     7.10 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Agreement.

     7.11 Any notice, request, demand or other communication required or permitted hereunder shall be given in writing by delivering same in person to the intended addressee, or by United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, or by prepaid telegram (provided that such telegram is confirmed by mail in the manner previously described), sent to the intended addressee at the address shown herein, or to such different address as the addressee shall have designated by written notice sent in accordance herewith and actually received by the other party at least ten (10) days in advance of the date upon which such change of address shall be effective.

     7.12 This Agreement shall be binding upon Debtor, and the heirs, devisees, administrators, executors, personal representatives, successors, receivers, trustees and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party and the successors and assigns of Secured Party. All references in this Agreement to Debtor or Secured Party shall be deemed to include all such parties.

     7.13 Secured Party in its discretion may, whether or not any of the indebtedness secured hereby be due, in its name or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for, or make any compromise settlement deemed desirable with respect to, any of the Collateral, but Secured Party shall be under no obligation to do so.

     7.14 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     7.15 A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other unenforceable shall not affect the enforceability or validity of such provisions it may apply to any other persons or circumstances.

     7.16 Secured Party may, by any employee or employees it designates, execute, sign, endorse, transfer or deliver in the name of Debtor, notes, checks, drafts or other instruments for the payment of money and receipts or any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement.

     7.17 Notwithstanding anything to the contrary contained herein, if any secured indebtedness shall be indebtedness resulting from an extension of credit to a consumer (as such terms are defined or described in 12 C.F.R. 227, Regulation AA of the Federal Reserve Board) hereinafter referred to as "consumer credit obligation" then the collateral securing any such consumer credit obligation shall not extend to any nonpossessory security interest in household goods which is not a purchase money security interest (as defined in said Regulation AA), and no waiver of any notice herein shall be construed under any circumstances to extend to any waiver of notice which is prohibited by Regulation AA.

     7.18 The term "Debtor" as used in this Agreement shall be construed as singular or plural to correspond with the number of persons executing this Agreement as Debtor. The pronouns used in this Agreement are in the masculine and neuter gender but shall be construed as feminine, masculine or neuter as occasion may require.

     7.19 If more than one person executes this Agreement as Debtor, their obligations under this Agreement shall be joint and several.

     7.20 The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement. Terms used in this Agreement which are defined in the Texas Uniform Commercial Code are used with the meanings as therein defined.

     7.21 This Agreement shall be governed by and construed in accordance with the laws of the state of Texas and the United States of America.

                             COLLATERAL DESCRIPTION

The Collateral of this Security Agreement is of the following description:

     SEE SECTION I

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SIGNATURE(S) OF DEBTOR:
___________________________________________ Date 8/8/96________________________
LIFECELL CORPORATION
___________________________________________ Date ______________________________
___________________________________________ Date ______________________________
___________________________________________ Date ______________________________
___________________________________________ Date ______________________________
___________________________________________ Date ______________________________

SECURED PARTY: TEXAS COMMERCE BANK NATIONAL ASSOCIATION
BY: ____________________________________________________________________________
TITLE: _________________________________________________________________________